Q3 Fiscal Year 2023 Financial Results Conference Call President & Chief Executive Officer David J. Wilson February 1, 2023 Executive VP – Finance & Chief Financial Officer Gregory P. Rustowicz

© 2023 COLUMBUS MCKINNON CORPORATION These slides, and the accompanying oral discussion (together, this “presentation”), contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning expected growth, future sales and EBITDA margins, and future potential to deliver results; the execution of its strategy and further transformation of the Company with stronger growth, less cyclicality and higher margins, and achievement of certain goals. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including the impact of supply chain challenges and inflation, the ability of the Company to scale the organization, achieve its financial targets including revenue and adjusted EBITDA margin, and to execute CMBS and the Core Growth Framework; global economic and business conditions affecting the industries served by the Company and its subsidiaries including COVID-19; the Company's customers and suppliers, competitor responses to the Company's products and services, the overall market acceptance of such products and services, the ability to expand into new markets and geographic regions, and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission. Consequently, such forward-looking statements should be regarded as current plans, estimates and beliefs. The Company assumes no obligation to update the forward-looking information contained in this presentation. Non-GAAP Financial Measures and Forward-looking Non-GAAP Measures This presentation will discuss some non-GAAP (“adjusted”) financial measures which we believe are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The non-GAAP (“adjusted”) measures are noted and reconciliations of comparable GAAP with non-GAAP measures can be found in tables included in the Supplemental Information portion of this presentation. Safe Harbor Statement 2

© 2023 COLUMBUS MCKINNON CORPORATION 3 Executing Strategy: Strong Earnings Growth Transformation driving growth, improving cost structure and leveraging market position Higher Sales Drove Operating Income Growth • Sales up 7% driven by improved volume and pricing; up 11% on a constant currency basis • Operating income increased 32% to $20.2 million on record third quarter gross margin • Net income grew 22% to $12.0 million, or $0.42 per diluted share; adjusted EPS was $0.72 Improved Deliveries and Solid Outlook • Past due backlog reduced by 28%; focused on improving customer experience • Daily order rate up 3% sequentially compared with the second quarter • Bullish on megatrends: supply chain automation, industrial productivity and regionalization Focused on Achieving Top-tier Performance and Delivering an Improved Customer Experience Stronger Capital Structure • Paid down $30.4 million in debt YTD • Reduced net debt leverage ratio to 2.7x • Repurchased $1.0 million in stock at average price of $32.17

Unlocking Potential

Key Strategic Objectives Dashboard

Strengthen, Grow, Expand and Reimagine CMCO	
Green	Delivered 7% revenue growth (11% constant currency) under new leadership structure
Green	Introduced new precision conveying product line, hand chain hoist and pre-launched VFD controlled wire rope hoist
Green	NPD N-3 remains ahead of plan at 5% of revenue YTD, nearly double from FY19
Yellow	Customer experience: improving responsiveness, implementing changes that address customer feedback

Drive Margin Expansion and Cash Generation	
Green	TTM Adjusted EBITDA margin sequential improvement to 15.7%
Green	Went live with new ERP system in LATAM; driving efficiencies and laying foundation for future simplification
Green	Business realignment cost structure reductions to date increased to ~$7.2 million on an annualized basis
Yellow	Generated $6.5 million in FCF in Q3; substantial reduction in working capital expected in Q4 FY23

On Track with Transformation Strategy

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© 2023 COLUMBUS MCKINNON CORPORATION

Operational Performance

Continued progress with gross margin expansion through weakest quarter of year

ADJUSTED GROSS MARGIN PROGRESSION



310 bps
~320 bps
33.7%
35.0%
35.4%
34.1%
36.1%
36.3%
36.8%
~40%
FY18
FY19
FY20
FY21
FY22
Q3 FY23 TTM
YTD FY23
FY27E

GROSS MARGIN LEVERS

- Operational Excellence
- Product line simplification
- Factory simplification
- Pricing
- Volume/scale
- Accretive acquisitions

Continued Progress Along Path to Top-tier Margin Profile

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© 2023 COLUMBUS MCKINNON CORPORATION

Business Model Transformation

Innovation drives strategy and portfolio transformation


Revenue
Growth Rate
FY21
Linear Motion
& Automation
Lifting
Solutions
FY23 YTD
Linear
Motion
9%
Automation
14%
Specialty
Conveying
17%
Lifting
Solutions
60%
FUTURE
Specialty
Conveying
Linear
Motion
Automation
Lifting
Solutions
INTELLIGENT MOTION
EBITDA
Margin

Targeting $1.5 Billion In Revenue In Fiscal 2027 And ~21% EBITDA Margin

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© 2023 COLUMBUS MCKINNON CORPORATION

© 2023 COLUMBUS MCKINNON CORPORATION Net Sales Double Digit Growth on Constant Currency Basis in Seasonally Softest Quarter Quarter Sales Bridge • U.S.: 5.8% pricing increase and 0.6% volume increase • Non-U.S.: 5.1% pricing and 5.9% volume increase 7 Quarter Q3 FY22 Sales $ 216.1 Pricing 11.9 5.5% Volume 5.9 2.7% Acquisition 4.9 2.3% Foreign currency translation (8.4) (3.9)% Total change $ 14.3 6.6% Q3 FY23 Sales $ 230.4 Q3 sales up 11% on constant currency from prior-year period driven primarily by pricing $216.1 $253.4 $220.3 $231.7 $230.4 Q3 FY22 Q4 FY22 Q1 FY23 Q2 FY23 Q3 FY23 ($ in millions) Note: Components may not add to totals due to rounding

© 2023 COLUMBUS MCKINNON CORPORATION 8 Gross Profit & Margin Quarter Gross Profit Bridge Quarter Q3 FY22 Gross Profit $ 75.1 Price, net of material cost inflation 5.9 Prior year product liability settlement 2.9 Acquisition 1.9 Prior year business realignment costs 0.7 Product liability 0.7 Prior year acquisition inventory step-up expense 0.5 Sales volume and mix 0.5 Prior year acquisition amortization of backlog 0.5 Tariffs (0.2) Foreign currency translation (2.8) Productivity, net of other cost changes (3.7) Total Change $ 6.9 Q3 FY23 Gross Profit $ 82.0 Adjusted Gross Margin Driven by Price and Accretive Acquisition $75.1 $85.5 $82.5 $86.3 $82.0 34.7% 33.7% 37.5% 37.2% 35.6% 36.7% 34.8% 37.5% 37.2% 35.6% Q3 FY22 Q4 FY22 Q1 FY23 Q2 FY23 Q3 FY23 Adjusted Gross Margin ($ in millions) Note: Components may not add to totals due to rounding

© 2023 COLUMBUS MCKINNON CORPORATION 9 RSG&A $24.5 $27.1 $26.2 $25.6 $25.4 $25.1 $23.6 $21.9 $21.4 $25.1 $3.9 $4.1 $5.1 $5.5 $4.8 $53.5 $54.8 $53.2 $52.5 $55.4 Q3 FY22 Q4 FY22 Q1 FY23 Q2 FY23 Q3 FY23 Selling G&A R&D Q/Q Comparison: • Contingent consideration for acquisition of $1.2 million • Incremental business realignment and HQ relocation costs of $0.5 million • Adjustment to annual incentive and stock comp estimates of $1.2 million Y/Y Comparison: • Included $1.2 million contingent consideration • Additional business realignment expenses of $1.1 million • Incremental $0.9 million from acquisition • Offset by $1.8 million in FX Expect RSG&A of approximately $54 million in Q4 FY23(1) • Reflects ~22% RSG&A as a percent of sales at mid-point of guidance for Q4 (1)RSG&A guidance provided February 1, 2023. Excludes business realignment, integration, acquisitions and other one-time costs Note: Components may not add to totals due to rounding RSG&A as % of sales: 21.6% 22.7% 24.1%24.8% Assessing Further Cost Reduction Initiatives for FY24 ($ in millions) 24.1%

© 2023 COLUMBUS MCKINNON CORPORATION 10 Operating Income Q3 FY23 operating income of $20.2 million up 32%; operating margin expanded 170 bps to 8.8% • Margin and profit improvement reflect pricing, acquisition performance, volume and mix • More than offset impact of FX and lower productivity Adjusted operating income of $23.5 million; adjusted operating margin of 10.2% • Expanded adjusted operating margin 70 bps Q4 FY23 amortization expense expected to be approximately $6.5 million at current FX rates Operating Income Increased 32% on 7% Sales Growth Operating Income & Margin Adjusted Operating Income & Margin $20.5 $28.6 $24.6 $28.6 $23.5 9.5% 11.2% 11.1% 12.4% 10.2% Q3 FY22 Q4 FY22 Q1 FY23 Q2 FY23 Q3 FY23 $15.3 $24.1 $22.8 $27.4 $20.2 7.1% 9.5% 10.4% 11.8% 8.8% Q3 FY22 Q4 FY22 Q1 FY23 Q2 FY23 Q3 FY23 ($ in millions) (1)Guidance on amortization expense provided on February 1, 2023

Earnings Per Share


GAAP Diluted EPS
$0.34
$0.41
$0.29
$0.49
$0.42
Q3 FY22
Q4 FY22
Q1 FY23
Q2 FY23
Q3 FY23


Adjusted EPS
$0.60
$0.79
$0.69
$0.73
$0.72
Q3 FY22
Q4 FY22
Q1 FY23
Q2 FY23
Q3 FY23

Q3 FY23 GAAP net income grew 22% to $12.0 million, up $0.08 per diluted share

- Benefited from FX gain of $3.4 million and investment income of $0.6 million
- More than offset $2.9 million increase in interest expense

Adj. net income of $20.6 million in the quarter

Add backs (pre-tax):

- $6.5 million of amortization of intangibles
- $1.7 million of business realignment & HQ move costs
- $1.5 million Garvey contingent consideration and acquisition/integration costs

Guidance:

- FY23 non-GAAP adjusted tax rate: 22%[1]
- Q4 FY23 interest expense of ~$7.6 million[1]
- Q4 FY23 diluted shares outstanding: ~29.0 million[1]

Y/Y Adjusted Earnings per Share Grew 20%

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© 2023 COLUMBUS MCKINNON CORPORATION

[1]Guidance on tax rate, interest expense, FX and investment losses and number of diluted shares outstanding provided on February 1, 2023

© 2023 COLUMBUS MCKINNON CORPORATION 12 Adjusted EBITDA and Margin Adjusted EBITDA & ROIC Return on Invested Capital (ROIC)(1) 6.6% 7.5% 6.9% FY21 FY22 Q3 FY23 TTM (1)ROIC is a non-GAAP measure defined as adjusted income from operations, net of taxes at a 22% normalized rate, for the trailing four quarters divided by the average of debt plus equity less cash (average capital) for the trailing five quarters. Steady Progress Towards Our Long-term Targets $77.2 $140.1 $147.3 11.9% 15.4% 15.7% FY21 FY22 Q3 FY23 TTM

© 2023 COLUMBUS MCKINNON CORPORATION $97.4 $86.6 $35.8 $28.9 163% 951% 121% 62% FY20 FY21 FY22 Q3 FY23 TTM 13 Free Cash Flow & Conversion (2) Cash Flow Note: Components may not add to totals due to rounding Three Months Ended YTD 12/31/22 12/31/21 12/31/22 Net cash provided by operating activities $10.8 $5.8 $16.9 CapEx (4.2) (2.8) (9.5) Free cash flow (FCF) $6.5 $3.0 $7.4 (1)Capital expenditure guidance provided February 1, 2023. (2)See Supplemental Slides for the definition of free cash flow, free cash flow conversion reconciliation and other disclaimers regarding non-GAAP information. • Expecting strong cash generation in fourth quarter • Q3 cash flow negatively impacted by $15.1 million in higher cash interest and cash taxes • FY23 CapEx expectation remains in range of ~$13 to $15 million (1) • Includes investments in productivity and centers of excellence Expecting Significant Inventory Reduction in Q4 FY24 ($ in millions)

© 2023 COLUMBUS MCKINNON CORPORATION 14 Capital Structure Net debt leverage ratio of ~2.7x • Net debt to net total capital improved 270 bps y/y to 33.0% • Expect to be under 2.5x by end of fiscal 2023 Reduced debt ~$10 million in the quarter and ~$30 million YTD • Expect to pay down $40 million in FY23 • ~60% of Term Loan B debt is hedged Financial flexibility • ~$166 million of liquidity • Financial strength and cash generation capability enables execution of strategy Flexible Capital Structure and Solid Balance Sheet Supports Strategy Execution CAPITALIZATION December 31, 2022 September 30, 2022 Cash and cash equivalents $ 81.5 $ 88.9 Total debt 481.5 491.4 Total net debt 400.0 402.6 Shareholders’ equity 810.9 784.4 Total capitalization $ 1,292.4 $ 1,275.8 Debt/total capitalization 37.3% 38.5% Net debt/net total capitalization 33.0% 33.9% ($ in millions) Note: Components may not add to totals due to rounding

© 2023 COLUMBUS MCKINNON CORPORATION 15 Orders Reflect Demand Cycle Due to Price Action Solid Backlog at $329.1 million Orders and Backlog • Daily order rates improved 3% sequentially as macrotrends offset economic softness • Negative FX impact of $9 million y/y • Solid quotation activity; customer orders slowed due to project timing delays • Backlog stable and includes 28% decline in past due orders • Short term backlog represents 66% of Q4 FY23 revenue guidance at mid-point of range Focused Efforts to Improve Lead Times and Customer Experience $230.5 $269.8 $267.1 $222.1 $215.0 1.07x 1.06x 1.21x 0.96x 0.93x Q3 FY22 Q4 FY22 Q1 FY23 Q2 FY23 Q3 FY23 Orders Book:Bill (1)Long term backlog is expected to ship beyond three months $116.3 $135.2 $162.8 $161.2 $164.7 $178.4 $173.9 $188.8 $166.6 $164.4 $294.7 $309.1 $351.6 $327.8 $329.1 Q3 FY22 Q4 FY22 Q1 FY23 Q2 FY23 Q3 FY23 Long Term Backlog Short Term Backlog (1) ($ in millions)

© 2023 COLUMBUS MCKINNON CORPORATION 16Executing Strategy to Create a Scalable Enterprise with Top-tier Margin Performance On Track to Deliver to Plan (1) Revenue guidance provided February 1, 2023 based on current exchange rates Executing plan to deliver long-term growth objectives • Expect Q4 FY23 net sales of approximately $240 million to $250 million (1) • Plan strong cash generation and release of working capital in Q4 • Full year FY23 sales growth of approximately 6% on a constant currency basis • Developing view of FY24 plan suggests low-to-mid single digit sales growth Current quotation rates and anticipated demand not indicating an industrial recession • Stabilizing conditions should enable projects to advance • Encouraged with demand in EV/Automotive, Energy and Defense Driving change to deliver improved customer experience • Working to improve market share and expand addressable markets Focused on execution and transformation strategy • Identifying further actions to expand margins and improve operating leverage

Q3 Fiscal Year 2023 Financial Results Conference Call President & Chief Executive Officer David J. Wilson February 1, 2023 Executive VP – Finance & Chief Financial Officer Gregory P. Rustowicz

Supplemental Information

© 2023 COLUMBUS MCKINNON CORPORATION 19 Conference Call Playback Info Replay Number: 412-317-6671 passcode: 13735008 Telephone replay available through February 8, 2023 Webcast / PowerPoint / Replay available at investors.columbusmckinnon.com Transcript, when available, at investors.columbusmckinnon.com

Adjusted Gross Profit Reconciliation

($ in thousands)	Quarter				
	Q3 FY22	Q4 FY22	Q1 FY23	Q2 FY23	Q3 FY23
GAAP gross profit	$ 75,057	$ 85,475	$ 82,519	$ 86,310	$ 82,044
Add back (deduct):					
Acquisition inventory step-up expense	515	1,546	—	—	—
Product liability settlement	2,850	—	—	—	—
Acquisition amortization of backlog	450	1,650	—	—	—
Business realignment costs	692	—	—	—	—
Non-GAAP adjusted gross profit	$ 79,564	$ 88,671	$ 82,519	$ 86,310	$ 82,044
Sales	$ 216,088	$ 253,368	$ 220,287	$ 231,740	$ 230,370
Add back:					
Acquisition amortization of backlog	450	1,650	—	—	—
Non-GAAP sales	$ 216,538	$ 255,018	$ 220,287	$ 231,740	$ 230,370
Gross margin – GAAP	34.7%	33.7%	37.5%	37.2%	35.6%
Adjusted gross margin – Non-GAAP	36.7%	34.8%	37.5%	37.2%	35.6%

Adjusted gross profit is defined as gross profit as reported, adjusted for certain items. Adjusted gross profit is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted gross profit, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's gross profit to the historical periods' gross profit, as well as facilitates a more meaningful comparison of the Company's gross profit to that of other companies.

20

Adjusted Gross Profit Reconciliation

($ in thousands)	Fiscal Year					TTM
	2018	2019	2020	2021	2022	Q3 FY23
GAAP gross profit	$ 285,061	$ 304,997	$ 283,186	$ 220,225	$ 315,730	$ 336,348
Add back (deduct):						
Product liability settlement	—	—	—	—	2,850	—
Acquisition amortization of backlog	—	—	—	—	2,100	1,650
Acquisition inventory step-up expense	—	—	—	—	5,042	1,546
Business realignment costs	—	286	1,037	830	1,606	—
Acquisition deal and integration costs	307	—	—	—	521	—
Factory closures	—	1,473	2,800	2,671	—	—
Insurance settlement	(2,362)	—	(382)	—	—	—
Gain on sale of building	—	—	—	(2,189)	—	—
Non-GAAP adjusted gross profit	$ 283,006	$ 306,756	$ 286,641	$ 221,537	$ 327,849	$ 339,544
Sales	$ 839,419	$ 876,282	$ 809,162	$ 649,642	$ 906,555	$ 935,765
Add back:						
Acquisition amortization of backlog	—	—	—	—	2,100	1,650
Non-GAAP sales	$ 839,419	$ 876,282	$ 809,162	$ 649,642	$ 908,655	$ 937,415
Gross margin – GAAP	34.0%	34.8%	35.0%	33.9%	34.8%	35.9%
Adjusted gross margin – Non-GAAP	33.7%	35.0%	35.4%	34.1%	36.1%	36.2%

Adjusted gross profit is defined as gross profit as reported, adjusted for certain items. Adjusted gross profit is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted gross profit, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's gross profit to the historical periods' gross profit, as well as facilitates a more meaningful comparison of the Company's gross profit to that of other companies.

21

Adjusted Income from Operations Reconciliation

CMCO INTELLIGENT MOTION

($ in thousands)	Quarter					Fiscal Year	
	Q3 FY22	Q4 FY22	Q1 FY23	Q2 FY23	Q3 FY23	2021	2022
GAAP income from operations	$ 15,316	$ 24,059	$ 22,817	$ 27,372	$ 20,179	$ 42,255	$ 73,781
Add back (deduct):							
Acquisition deal and integration costs	370	229	86	19	338	3,951	10,473
Acquisition inventory step-up expense	515	1,546	—	—	—	—	5,042
Business realignment costs	964	1,115	1,657	1,233	1,401	1,470	3,902
Garvey contingent consideration	—	—	—	—	1,230	—	—
Product liability settlement	2,850	—	—	—	—	—	2,850
Headquarter relocation costs	—	—	—	—	315	—	—
Acquisition amortization of backlog	450	1,650	—	—	—	—	2,100
Factory closures	—	—	—	—	—	3,778	—
Insurance recovery legal costs	—	—	—	—	—	229	—
Gain on sale of building	—	—	—	—	—	(2,638)	—
Non-GAAP adjusted income from operations	$ 20,465	$ 28,599	$ 24,560	$ 28,624	$ 23,463	$ 49,045	$ 98,148
Sales	$ 216,088	$ 253,368	$ 220,287	$ 231,740	$ 230,370	$ 649,642	$ 906,555
Add back:							
Acquisition amortization of backlog	450	1,650	—	—	—	—	2,100
Non-GAAP sales	$ 216,538	$ 255,018	$ 220,287	$ 231,740	$ 230,370	$ 649,642	$ 908,655
Operating margin – GAAP	7.1%	9.5%	10.4%	11.8%	8.8%	6.5%	8.1%
Adjusted operating margin – Non-GAAP	9.5%	11.2%	11.1%	12.4%	10.2%	7.5%	10.8%

Adjusted income from operations is defined as income from operations as reported, adjusted for certain items. Adjusted income from operations is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted income from operations, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's income from operations to the historical periods' income from operations, as well as facilitates a more meaningful comparison of the Company's income from operations to that of other companies.

22

Adjusted Net Income Reconciliation

CMCO INTELLIGENT MOTION

($ in thousands, except per share data)	Quarter					Fiscal Year	
	Q3 FY22	Q4 FY22	Q1 FY23	Q2 FY23	Q3 FY23	FY 2021	FY 2022
GAAP net income (loss)	$ 9,894	$ 11,826	$ 8,391	$ 14,114	$ 12,029	$ 9,106	$ 29,660
Add back (deduct):							
Amortization of intangibles	6,254	6,635	6,535	6,447	6,459	12,623	25,283
Cost of debt refinancing	—	—	—	—	—	—	14,803
Acquisition deal and integration costs	370	229	86	19	338	3,951	10,473
Acquisition inventory step-up expense	515	1,546	—	—	—	—	5,042
Business realignment costs	964	1,115	1,657	1,233	1,401	1,470	3,902
Product liability settlement	2,850	—	—	—	—	—	2,850
Garvey contingent consideration	—	—	—	—	1,230	—	—
Headquarter relocation costs	—	—	—	—	315	—	—
Acquisition amortization of backlog	450	1,650	—	—	—	—	2,100
Non-cash pension settlement expense	—	—	—	—	—	19,046	—
Factory closures	—	—	—	—	—	3,778	—
Insurance recovery legal costs	—	—	—	—	—	229	—
Gain on sale of building	—	—	—	—	—	(2,638)	—
Normalize tax rate to 22%(1)	(3,854)	(260)	3,269	(938)	(1,123)	(9,708)	(13,852)
Non-GAAP adjusted net income	$ 17,443	$ 22,741	$ 19,938	$ 20,875	$ 20,649	$ 37,857	$ 80,261
Average diluted shares outstanding	28,840	28,845	28,699	28,748	28,778	24,173	28,401
Diluted income (loss) per share – GAAP	$ 0.34	$ 0.41	$ 0.29	$ 0.49	$ 0.42	$ 0.38	$ 1.04
Diluted income per share – Non-GAAP	$ 0.60	$ 0.79	$ 0.69	$ 0.73	$ 0.72	$ 1.57	$ 2.83

(1)Applies normalized tax rate of 22% to GAAP pre-tax income and non-GAAP adjustments above, which are each pre-tax.

Adjusted net income and diluted EPS are defined as GAAP net income/(loss) and diluted EPS as reported, adjusted for certain items, including amortization of intangible assets, and also adjusted for a normalized tax rate. Adjusted net income and diluted EPS are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted net income and diluted EPS, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income/(loss) and diluted EPS to the historical periods' net income/(loss) and diluted EPS, as well as facilitates a more meaningful comparison of the Company's net income/(loss) and diluted EPS to that of other companies. The Company believes that representing adjusted EPS provides a better understanding of its earnings power inclusive of adjusting for the non-cash amortization of intangible assets, reflecting the Company's strategy to grow through acquisitions as well as organically.

23

Adjusted EBITDA Reconciliation

CMCO INTELLIGENT MOTION

($ in thousands)	Quarter					Fiscal Year		TTM
	Q3 FY22	Q4 FY22	Q1 FY23	Q2 FY23	Q3 FY23	2021	2022	Q3 FY23
GAAP net income (loss)	$ 9,894	$ 11,826	$ 8,391	$ 14,114	$ 12,029	$ 9,106	$ 29,660	$ 46,360
Add back (deduct):								
Income tax expense (benefit)	1,066	6,154	8,893	4,953	4,701	970	8,786	24,701
Interest and debt expense	4,375	5,352	6,203	6,768	7,303	12,081	20,126	25,626
Investment (income) loss	(76)	578	430	312	(574)	(1,693)	(46)	746
Foreign currency exchange (gain) loss	512	527	1,203	1,003	(3,359)	941	1,574	(626)
Other (income) expense, net	(455)	(378)	(2,303)	222	79	20,850	(1,122)	(2,380)
Depreciation and amortization expense	10,276	10,679	10,469	10,424	10,487	28,153	41,924	42,059
Cost of debt refinancing	—	—	—	—	—	—	14,803	—
Acquisition deal and integration costs	370	229	86	19	338	3,951	10,473	672
Acquisition inventory step-up expense	515	1,546	—	—	—	—	5,042	1,546
Product liability settlement	2,850	—	—	—	—	—	2,850	—
Business realignment costs	964	1,115	1,657	1,233	1,401	1,470	3,902	5,406
Acquisition amortization of backlog	450	1,650	—	—	—	—	2,100	1,650
Factory closures	—	—	—	—	—	3,778	—	—
Insurance recovery legal costs	—	—	—	—	—	229	—	—
Garvey contingent consideration	—	—	—	—	1,230	—	—	1,230
Headquarter relocation costs	—	—	—	—	315	—	—	315
Gain on sale of building	—	—	—	—	—	(2,638)	—	—
Non-GAAP adjusted EBITDA	$ 30,741	$ 39,278	$ 35,029	$ 39,048	$ 33,950	$ 77,198	$ 140,072	$ 147,305
Sales	$ 216,088	$ 253,368	$ 220,287	$ 231,740	$ 230,370	$ 649,642	$ 906,555	$ 935,765
Add back:								
Acquisition amortization of backlog	450	1,650	—	—	—	—	2,100	1,650
Non-GAAP sales	$ 216,538	$ 255,018	$ 220,287	$ 231,740	$ 230,370	$ 649,642	$ 908,655	$ 937,415
Net income (loss) margin – GAAP	4.6%	4.7%	3.8%	6.1%	5.2%	1.4%	3.3%	5.0%
Adjusted EBITDA margin – Non-GAAP	14.2%	15.4%	15.9%	16.8%	14.7%	11.9%	15.4%	15.7%

Adjusted EBITDA is defined as net income before interest expense, income taxes, depreciation, amortization, and other adjustments. Adjusted EBITDA is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted EBITDA, is important for investors and other readers of the Company's financial statements.

24

Return on Invested Capital (ROIC) Reconciliation

($ in thousands)	Fiscal Year 2021	Fiscal Year 2022	TTM Q3 FY23
GAAP income from operations	42,255	73,781	94,427
Add back (deduct):			
Acquisition deal and integration costs	3,951	10,473	672
Acquisition inventory step-up expense	—	5,042	1,546
Product liability settlement	—	2,850	—
Acquisition amortization of backlog	—	2,100	1,650
Factory closures	3,778	—	—
Business realignment costs	1,470	3,902	5,406
Insurance recovery legal costs	229	—	—
Garvey contingent consideration	—	—	1,230
Headquarter relocation costs	—	—	315
Gain on sale of building	(2,638)	—	—
Non-GAAP adjusted income from operations	$ 49,045	$ 98,148	$ 105,246
Non-GAAP adjusted income from operations, net of normalized tax rate of 22%	$ 38,255	$ 76,555	$ 82,092
Trailing five quarter averages:			
Total debt	260,130	438,768	501,321
Total shareholders' equity	487,523	701,640	777,777
Cash and cash equivalents	168,599	123,636	95,627
Net total capitalization	$ 579,054	$ 1,016,772	$ 1,183,471
Return on invested capital (ROIC) – Non-GAAP	6.6%	7.5%	6.9%

ROIC is defined as adjusted income from operations, net of taxes at a 22% normalized rate, for the trailing four quarters divided by the average of debt plus equity less cash (average capital) for the trailing five quarters. ROIC is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as ROIC, is important for investors and other readers of the Company's financial statements.

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© 2023 COLUMBUS MCKINNON CORPORATION Free Cash Flow & Free Cash Flow Conversion Reconciliation Free cash flow is defined as cash from operations minus capital expenditures. Free cash flow conversion is defined as free cash flow divided by net income. Free cash flow and free cash flow conversion are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as free cash flow and free cash flow conversion, is important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current quarter’s and current year’s cash flow to the historical periods’ cash flow, as well as facilitates a more meaningful comparison of the Company’s cash flow to that of other companies. 26 ($ in thousands) Fiscal Year TTM 2020 2021 2022 Q3 FY23 Cash from operations $ 106,795 $ 98,890 $ 48,881 $ 42,056 Capital expenditures (9,432) (12,300) (13,104) (13,109) Free cash flow (FCF) $ 97,363 $ 86,590 $ 35,777 $ 28,947 GAAP net income $ 59,672 $ 9,106 $ 29,660 $ 46,360 Free cash flow conversion 163% 951% 121% 62%

© 2023 COLUMBUS MCKINNON CORPORATION 27 U.S. Capacity Utilization Eurozone Capacity Utilization Industrial Capacity Utilization Source: The Federal Reserve Board Source: European Commission 60% 65% 70% 75% 80% Manufacturing Total 77.5% (Manufacturing) 78.8% (Total) Dec 2022(1) 65% 67% 69% 71% 73% 75% 77% 79% 81% 83% 85% 81.4% Q4 2022 (1) Numbers are preliminary

© 2023 COLUMBUS MCKINNON CORPORATION 28 ISM Production Index Source: Institute for Supply Chain Management 25% 30% 35% 40% 45% 50% 55% 60% 65% 70% 48.5% December 2022

© 2023 COLUMBUS MCKINNON CORPORATION 29 Unlocking CMCO’s Potential Business System and Core Growth Framework to Transform CMCO Framework to Deliver Differentiated Growth, Financial Performance and Shareholder Value GROWTH FRAMEWORKCMBS TRANSFORMATION

Q3 Fiscal Year 2023 Financial Results Conference Call President & Chief Executive Officer David J. Wilson February 1, 2023 Executive VP – Finance & Chief Financial Officer Gregory P. Rustowicz